Exhibit 3
                                                                     ---------

                            PENN OCTANE CORPORATION




                 ____________________________________________

                         REGISTRATION RIGHTS AGREEMENT
                 _____________________________________________


                         REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement (this "Agreement") is entered into as of the Closing Date (as defined herein) by and among Penn Octane Corporation, a Delaware corporation, and the persons whose signatures appear on the execution pages of this Agreement.

     This Agreement is entered into pursuant to the Purchase Agreement between the Company and each of the Purchasers listed (the "Purchase Agreement"). In order to induce the Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement by the Company is a condition to the closing under the Purchase Agreement.

     The  parties  hereby  agree  as  follows:

1.          Definitions
            -----------

     Capitalized terms used herein without definition shall have the respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

     Closing  Date:    The  date  on  which the Closing occurs pursuant to the
     --------------
Purchase  Agreement.

     Exchange  Act:   The Securities Exchange Act of 1934, as amended, and the
     --------------
rules  and  regulations  of  the  Commission  promulgated  thereunder.

     Losses:   The term "Losses" shall have the meaning set forth in Section 6
     ------
hereof.

     Placement  Agent:    Pennsylvania  Merchant  Group  Ltd,  a  Delaware
     -----------------
corporation.
     ------

     Prospectus:    The  prospectus  included  in  any  Registration Statement
     -----------
(including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Securities Act Rule 430A), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

     Purchase  Agreement:  The Purchase Agreement by and among the Company and
     --------------------
the  Purchasers  thereunder  pursuant  to  which  the  Warrants  were  issued.

     Registrable  Securities:    All  shares  of  Common  Stock  issuable upon
     ------------------------
exercise of the Warrants, plus any Common Stock issued or issuable to the Purchasers in respect of the Warrant Shares, pursuant to any stock split, stock dividend, recapitalization, or similar event. The Warrants are not Registrable Securities hereunder. As to any Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of pursuant to such effective registration statement, (ii) such securities shall have been distributed pursuant to Rule 144 or any similar provision then in force, under the Securities Act, (iii) such securities shall have been otherwise transferred, new certificates or other evidences of ownership for them not bearing a legend restricting further transfer and not subject to any stop transfer order or other restrictions on transfer shall have been delivered by the Company and subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act or any state securities laws then in force or (iv) the sale of such securities by a Purchaser shall no longer require registration under the Securities Act or such securities shall cease to be outstanding.

     Registration  Expenses:   All reasonable expenses incurred by the Company
     ----------------------
in complying with Section 3 hereof, including all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, and blue sky fees and expenses.

     Registration  Statement:  Any registration statement of the Company which
     ------------------------
covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated reference in such registration statement.

     Restricted  Securities:    The  Warrant  Shares  upon  original  issuance
     -----------------------
thereof, and at all times subsequent thereto, until, in the case of any such security, it is no longer required to bear the legend set forth on such security pursuant to the terms of the security, the Purchase Agreement and applicable law.

     Rule 144:  Rule 144 under the Securities Act, as such Rule may be amended
     ---------
from time to time, or any similar rule or regulation hereafter adopted by the Commission (excluding Rule 144A).

     Shelf  Registration  Period:   The term "Shelf Registration Period" shall
     ----------------------------
have  the  meaning  set  forth  in  Section  3  hereof.

     Shelf  Registration  Statement:   The term "Shelf Registration Statement"
     -------------------------------
shall  have  the  meaning  set  forth  in  Section  3  hereof.

2.          Securities  Subject  to  this  Agreement
            ----------------------------------------

     The securities entitled to the benefits of this Agreement are the Registrable Securities.

3.          Filing  of  Shelf  Registration  Statement.
            ------------------------------------------

     (a) If the Company shall receive from a Purchaser at any time prior to the earlier of (i) ninety (90) days after the closing of a public offering of debt or equity securities of the Company resulting in net proceeds to the Company in excess of $5 million, and (ii) June 30, 1998, a written request that the Company effect any registration on Form S-3 or another appropriate form with respect to all or a part of the Registrable Securities, the Company will:

               (i) promptly give written notice of the proposed registration to all other Purchasers;

               (ii) as soon as practicable, use its best efforts to file with the Commission and use its best efforts to cause to be declared effective under the Securities Act, a shelf registration statement (the "Shelf Registration Statement") relating to the offer and sale of the Registrable Securities by the Purchasers from time to time and set forth in such Shelf Registration Statement;

               (iii) use its reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming a part thereof to be usable by Holders for a period no longer than three (3) years from the date of this Agreement, or such shorter period that will terminate when (x) all the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or otherwise, or (y) the date on which there ceases to be outstanding any Registrable Securities (in any such case, such period being called the "Shelf Registration Period"). The Company shall not be deemed to have failed to use its reasonable best efforts if such Shelf Registration Statement shall cease to be available for sale of Registrable Securities during the requisite period because such action is required by applicable law or because such action is taken by the Company in good faith and for valid business reasons (not including avoidance of the Company's obligations hereunder), including any financing, the acquisition or divestiture of assets, corporate reorganization or other material transaction involving the Company so long as the Company as soon as practicable thereafter takes such action as would again permit the sale of the Registrable Securities in accordance with the requirements of the Securities Act; and

               (iv) prepare and file with the Commission such amendments, including post effective amendments, to the Shelf Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period; cause the related Prospectus to be supplemented by any required Prospectus supplement and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such Shelf Registration Statement during the applicable period set forth in such Shelf Registration Statement as so amended or in such Prospectus as so supplemented.

     (b)          Priority  on  Shelf Registration.  If any of the Registrable
                  --------------------------------
Securities to be registered pursuant to Shelf Registration are to be sold in a firm commitment underwritten offering, and if the managing underwriters advise the Company and the holders of such Registrable Securities that in their opinion the amount of Registrable Securities proposed to be sold by such holders in such offering exceeds the amount of Registrable Securities which the managing underwriters believe can be sold in such offering, there shall be included in such firm commitment underwritten offering the amount of such Registrable Securities requested to be included in such registration which in the opinion of such underwriters can be sold, and such amount shall be allocated pro rata among the holders of such Registrable Securities requested to be included in such registration on the basis of the number shares of Common Stock represented by Registrable Securities requested to be included therein by such holders.

     (c)          One-Time  Demand  Registration Rights.  The Company shall be
                  -------------------------------------
obligated to use its best efforts to file and to cause to be declared effective under the Securities Act with respect to the Registrable Securities one Shelf Registration Statement. Any Purchaser whose Registrable Securities are not covered by such Shelf Registration Statement shall have no further demand registration rights under this Agreement.

     (d)          Mandatory  Registration.    If  the  Company  should  file a
                  -----------------------
registration statement under which the Registrable Securities are eligible for registration, the Company may satisfy its obligations under this Section 3 by allowing the holders of the Registrable Securities to include the Registrable Securities in such registration statement and complying with subclauses (i) -
(iv)  of  clause  (a)  of  this  Section  3.

4.          Holdback  Agreements.
            --------------------

     (a)     Restrictions on Public Sale by Holders of Registrable Securities.
             ----------------------------------------------------------------
Each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement filed pursuant to Section 3 hereof agrees, if requested by the managing underwriters in an underwritten offering (to the extent timely notified in writing by the Company or the managing underwriters), not to effect any public sale or distribution of securities of the Company of any class included in such Registration Statement, including a sale pursuant to Rule 144 (except as part of such underwritten offering), during the 10-day period prior to, and the 90-day period beginning on, the effective date of any Registration Statement.

     The foregoing provisions shall not apply to any holder of Registrable Securities if such holder is prevented by applicable statute or regulation from entering into any such agreement; provided, however, that any such holder
                                       -----------------
shall undertake in its request to participate in any such underwritten offering not to effect any public sale or distribution of the class of Registrable Securities covered by such Registration Statement (except as part of such underwritten offering) during such period unless it has provided five
(5) business days prior written notice of such sale or distribution to the managing underwriter or underwriters.

5.          Expenses  and  Procedures.
            -------------------------

     (a)       Expenses of Registration.  All Registration Expenses (exclusive
               ------------------------
of underwriting discounts and commissions) shall be borne by the Company. Each holder shall bear all underwriting discounts, selling commissions, sales concessions and similar expenses applicable to the sale of the Registrable Securities sold by such holder.

     (b)          Registration  Procedures.  In the case of each registration,
                  ------------------------
qualification or compliance effected by the Company pursuant to Section 3, the Company will keep the holders advised as to the initiation of registration, qualification and compliance and as to the completion thereof. At its expense, the Company will furnish such number of Prospectuses and other documents incident thereto as the holders from time to time may reasonably request.

     (c)      Information.  The Company may require each seller of Registrable
              -----------
Securities as to which any registration is being effected to furnish such information regarding the distribution of such Registrable Securities as the Company may from time to time reasonably request and the Company may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information after receiving such request.

     (d)          Delay or Suspension.  Notwithstanding anything herein to the
                  -------------------
contrary, the Company may, at any time, delay the filing of the Shelf Registration for a period of up to 60 days following the filing date or suspend the effectiveness of any Registration Statement for a period of up to 90 days in the aggregate in any calendar year, as appropriate (a "Suspension Period"), by giving notice to each holder of Registrable Securities to be included in the Registration Statement, if the Company shall have determined that the Company may be required to disclose any material corporate development or other event which disclosure may have a material effect on the Company. Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of a Suspension Period, such holder shall forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such holder (i) is advised in writing by the Company that the use of the applicable Prospectus may be resumed, (ii) has received copies of a supplemental or amended prospectus, if applicable, and (iii) has received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference in such Prospectus. The Company shall prepare, file and furnish to each holder of Registrable Securities immediately upon the expiration of any Suspension Period, appropriate supplements or amendments, if applicable, to the Prospectus and appropriate documents, if applicable, incorporated by reference in the Registration Statement.

6.          Indemnification
            ---------------

     (a)     Indemnification by Company.  The Company shall indemnify and hold
             --------------------------
harmless, to the full extent permitted by law, each holder of Registrable Securities, its officers, directors, agents and employees, each person who controls such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the officers, directors, agents or employees of any such controlling person, from and against all losses, claims, damages, liabilities, costs (including, without limitation, all reasonable attorneys' fees) and expenses (collectively, "Losses"), arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus, or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made (in the case of any Prospectus) not misleading, except insofar as the same are based solely upon information furnished to the Company by such holder for use therein; provided, however, that the Company
                                           -----------------
shall not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or omission made in any preliminary prospectus or Prospectus if (i) such holder failed to send or deliver a copy of the Prospectus or Prospectus supplement with or prior to the delivery of written confirmation of the sale of Registrable Securities and
(ii) the Prospectus or Prospectus supplement would have corrected such untrue statement or omission.

     (b)          Indemnification  by  Holder  of  Registrable Securities.  In
                  -------------------------------------------------------
connection with any Registration Statement in which a holder of Registrable Securities is participating, such holder of Registrable Securities shall furnish to the Company in writing such information as the Company may reasonably request for use in connection with any Registration Statement or Prospectus. Each Purchaser shall indemnify and hold harmless, to the full extent permitted by law, the Company, and its officers, directors, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents or employees of any such controlling person, from and against all Losses arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus, or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made (in the case of any Prospectus) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such holder to the Company for use in such Registration Statement, Prospectus or preliminary prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any holder and any of their respective directors, officers, agents, employees or controlling persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and shall survive the transfer of such securities by such holder.

     (c)          Conduct  of  Indemnification  Proceedings.  If any action or
                  ------------------------------------------
proceeding (including any governmental investigation or inquiry) shall be brought or any claim shall be asserted against any person entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall promptly notify the party from which such indemnity is sought (the "indemnifying party") in writing, and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses incurred in connection with the defense thereof. All such fees and expenses (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) incurred by the indemnified party, shall be paid to the indemnified party, as incurred, within 20 days of written notice thereof to the indemnifying party; provided, however, that if, in
                                                -----------------
accordance with this Section 6, the indemnifying party is not liable to the indemnified party, such fees and expenses shall be returned promptly to the indemnifying party. Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of such indemnified party unless (a) the indemnifying party has agreed to pay such fees and expenses, (b) the indemnifying party shall have failed promptly to assume the defense of such action, claim or proceeding and to employ counsel reasonably satisfactory to the indemnified party in any such action, claim or proceeding, or (c) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the opinion of counsel for such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the release of such indemnified party from all liability in respect to such claim or litigation without the written consent (which consent will not be unreasonably withheld) of the indemnified party. No indemnified party shall consent to entry of any judgment or enter into any set-tlement without the written consent (which consent will not be unreasonably withheld) of the indemnifying party from which indemnity or contribution is sought.

     (d)          Contribution.    If the indemnification provided for in this
                  ------------
Section 6 from the indemnifying party is unavailable to an in-demnified party in respect of any Losses, then each applicable indemnifying party in lieu of indemnifying such indemnified party hereunder shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and the indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue statement of a material fact or omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6(c), any legal or other fees or expenses reasonably incurred by such party in connection with any action, suit, claim, investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

7.          Rule  144
            ---------

     The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemption provided by Rule 144 or Rule 144A. Upon the request of any holder of Registrable Securities, the Company shall deliver to such holder a written statement as to whether the Company has complied with such information and requirements. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities under any section of the Exchange Act.

8.          Underwritten  Registrations
            ---------------------------

     If any of the Registrable Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Company.

     No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Registrable Securities on the basis provided in any underwriting arrangements approved by the [persons entitled hereunder to approve such arrangements], and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

9.          Miscellaneous
            -------------

     (a)          Amendments  and  Waivers.  The provisions of this Agreement,
                  ------------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company obtains the written consent of holders of at least a majority of the then outstanding Registrable Securities affected by such amendment, modification or supplement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter which relates exclusively to the rights of holders of Registrable Securities whose securi-ties are being sold pursuant to a Registration Statement and which does not directly or indirectly affect the rights of holders of Registrable Securities whose securities are not being sold pursuant to such Registration Statement may be given by holders of a majority of the Registrable Securities being sold by such holders.

     (b)        Notices.  All notices and other communications provided for or
                -------
permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next day air courier, telex, or telecopy: (i) if to a holder of Registrable Securities, at the most current address given by such holder to the Company in accordance with the provisions of this Section 9(b), which address initially is, with respect to each Purchaser, the address set forth on
Schedule  I  to  the  Purchase  Agreement;  and (ii) if to the Company, at 900
Veterans  Boulevard,  Suite  240,  Redwood  City  California 94063, attention:
Secretary, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 9(b), with a copy to Coudert Brothers, 1114 Avenue of the Americas, New York, New York 10036, attention:
John  F.  Watkins.

     All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; two business days after being deposited in the mail, postage prepaid, if mailed; one business day after being sent by next day air courier; when answered back, if telexed; and when receipt acknowledged, if telecopied.

     (c)          Transfer  of Registration Rights.  The rights granted to the
                  --------------------------------
holders pursuant to this Agreement to cause the Company to register securities may not be assigned or otherwise transferred in any way.

     (d)        Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts by the parties hereto, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (e)      Headings.  The headings in this Agreement are for convenience of
              --------
reference  only  and  shall  not limit or otherwise affect the meaning hereof.

     (f)     Governing Law.  This Agreement shall be governed by and construed
             --------------
in accordance with the laws of the State of New York without regard to principles of conflict of laws.

     (g)     Severability.  If any term, provision, covenant or restriction of
             ------------
this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

     (h)       Entire Agreement.  This Agreement is intended by the parties to
               ----------------
be a final expression of their agreement and a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties nor undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the Purchase Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     (i)          Attorneys'  Fees.  If any action or proceeding is brought to
                  -----------------
enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

     IN WITNESS WHEREOF, the parties have executed this agreement as of October 21, 1997.

                         PENN  OCTANE  CORPORATION



                         By:  /s/  Jerome  B.  Richter
                              ------------------------
                              Jerome  B.  Richter
                              Chairman,  President and Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this agreement as of October 21, 1997.



                              CASTLE  ENERGY  CORPORATION


                              By: /s/ Joseph L. Castle
                                 ------------------------
                              Name: Joseph L. Castle
                              Title: Chairman and CEO

     IN WITNESS WHEREOF, the parties have executed this agreement as of October 21, 1997.





                                /s/ Clint Norton
                          --------------------------------------
                                   Clint  Norton



                         SOUTHWEST  CONCEPT  INC.


                         By:  /s/ Clint Norton
                                 ------------------------
                              Name: Clint  Norton
                              Title: President

     IN WITNESS WHEREOF, the parties have executed this agreement as of October 21, 1997.




                                /s/ James  F.  Meara, Jr.
                          --------------------------------------
                                   James  F.  Meara,  Jr.




                         SEP  FBO  JAMES  F.  MEARA  IRA

                         By:          Donaldson,  Lufkin  &  Jenrette  as
                                   Securities  Corporation  Custodian


                         By:  /s/ James  F.  Meara
                                 ------------------------
                              Name: James  F.  Meara
                              Title:

     IN WITNESS WHEREOF, the parties have executed this agreement as of October 21, 1997.



                    LINCOLN  TRUST  COMPANY  FBO  PERRY  D.  SNAVELY  IRA



                         By:  /s/ Perry D. Snavely
                                 ------------------------
                              Name: Perry D. Snavely
                              Title: